UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2016 (May 3, 2016)

SHORE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22345	52-1974638
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

28969 Information Lane, Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 763-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2016, George S. Rapp resigned from the position of Vice President and Chief Financial Officer of Shore Bancshares, Inc. (the “Company”), effective immediately. Mr. Rapp’s departure is not due to a dispute or disagreement with the Company, including with respect to its accounting principles or practices or financial statement disclosures. Mr. Rapp resigned for personal reasons in order to spend more time with his family.

The Company has appointed Edward C. Allen, the President and Chief Executive Officer of CNB, the Company’s wholly-owned bank subsidiary, to replace Mr. Rapp as the Company’s Chief Financial Officer.

Mr. Allen, age 68, has served as CNB’s President and Chief Executive Officer since September 30, 2014. Mr. Allen was previously CNB’s Chief Financial Officer from October 25, 2011 when he started with the Company. Mr. Allen is a career banker with 40 years’ experience in community banks. He has been a Chief Financial Officer or Chief Operating Officer of banks ranging in asset size from $400 million to $2.5 billion. He has a Bachelor of Science degree in accounting and an MBA in finance. Most of his career has been on the finance side of the business, although he was Chief Operating Officer of a $500 million bank for 12 years, focusing on IT, Branch Administration, HR, Compliance, and Facilities Management. He has extensive experience in budgeting, investment portfolio management and board presentations. He has been active in the past in civic affairs and is a member of the board of directors of Compass Regional Hospice (formerly Queen Anne’s County Hospice).

No new compensatory or severance arrangements were entered into in connection with Mr. Allen’s appointment as Chief Financial Officer and there are no family relationships between Mr. Allen and any director or executive officer of the Company or its subsidiaries.

Item 8.01. Other Events.

On May 4, 2016, the Company announced that its Board of Directors declared a cash dividend of $0.03 per share, payable on May 31, 2016 to holders of record of shares of common stock as of May 16, 2016. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished under Item 8.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits that are filed or furnished with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which list is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: May 4, 2016	By:	/s/ Lloyd L. Beatty, Jr.
Lloyd L. Beatty, Jr. President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit

Number	Description

99.1	Press Release, dated May 4, 2016

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